EXHIBIT 10.2

Amendment No. 1 to Asset Purchase Agreement
(Mills)

This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (MILLS) (the “Amendment”) is made and entered into as of August 18, 2004, by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), Debtor-in-Possession under Jointly Administered Case No. 03-11258-PHX-RJH in the United States Bankruptcy Court for the District of Arizona filed on June 29, 2003 under Chapter 11 of Title 11 of the United States Code, and INTERNATIONAL FOREST PRODUCTS LIMITED, a British Columbia corporation (“Buyer”).

Recitals:

A.            Seller and Buyer are parties to that certain Asset Purchase Agreement (Mills) dated as of July 9, 2004 (the “Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to purchase, on the terms and conditions set forth therein, certain lumber manufacturing facilities and related assets more fully described therein. Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

B.            Seller has determined that certain contracts, listed on the attached Annex A (the “Additional Contracts”), were inadvertently omitted from Schedule 1.1.5-2 to the Agreement.

C.            Buyer has informed Seller pursuant to Section 3.6 of the Agreement of its desire to exclude certain Assigned Contracts from the Purchased Assets.

D.            The parties wish to amend the Agreement to provide for (i) the inclusion in the Purchased Assets of Seller’s interest in the Additional Contracts, and (ii) the exclusion from the Purchased Assets of the Assigned Contracts designated by Buyer.

Agreements:

In consideration of the foregoing and the mutual covenants of the parties set forth in this Amendment, the parties, intending to be legally bound, agree as follows:

1.             Additions to Purchased Assets. Schedule 1.1.5-2 to the Agreement is hereby amended by inserting at the end thereof the Additional Contracts.

2.             Exclusion of Certain Contracts.

(a)           Schedule 1.1.5-1 and Schedule 1.1.5-2 to the Agreement are hereby amended by deleting therefrom each of the Other Contracts listed on Part A and Part B, respectively, of the attached Annex B and substituting the following in lieu thereof:  “Intentionally Omitted”.

1

(b)           Schedule 1.2 to the Agreement is hereby amended by inserting at the end thereof the agreements listed on the attached Annex C.

3.             Modification. This Amendment may not be modified or amended except by the written agreement of the parties.

4.             Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5.             Effect of Amendment. Except as expressly provided in this Amendment, the Agreement shall remain unamended and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed to mean the Agreement as amended by this Amendment.

6.             Execution. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same agreement. Each party may rely upon the signature of each other party on this Amendment that is transmitted by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with the original ink signature of the transmitting party.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Seller:	CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	Crown Pacific Management Limited Partnership, its General Partner

		By:	/s/ Steven E. Dietrich
Name: Steven E. Dietrich
Title: Senior Vice President
Chief Financial Officer and Treasurer

Buyer:	INTERNATIONAL FOREST PRODUCTS LIMITED, a British Columbia corporation

	By:	/s/ Duncan K. Davies
Name: Duncan K. Davies
Title: President and CEO

	By:	/s/ L. D. Cocke
Name: L. D. Cocke
Title: Corporate Controller

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Annex A
Additional Contracts

	Contract	Index #

51.	Timber Sale Contract No. 071632, dated April 5, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific LP – 2,281 acres located in Klamath County, Oregon (Katalo CT)	16.29

52.	Timber Sale Contract No. 067009, dated August 30, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 1,475 acres located in Klamath County, Oregon (Ranch House)	16.31

53.	Timber Sale Contract No. 069114, dated March 16, 2000, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 1,011 acres located in Klamath County, Oregon (South Restoration)	16.33

A-1

Annex B
Other Contracts

	Contract	Index #

Part A

3.	Lease Agreement No. 24308694, dated August 6, 1999, between Crown Pacific and Minolta Leasing Services (n/k/a Tokai Financial Services, Inc.) – Toshiba Digital 2460, document feeder, paper bank, duplex unit, sorter	23.1.36

4.	Equipment Order, dated July 19, 1999, between Crown Pacific and Danka Imaging Company – Toshiba 2460, document feeder, duplex, paper bank, sorter	23.1.50.C

Part B

26.	Timber Sale Contract No. 067256, dated December 19, 2002, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 1,100 acres located in Klamath County, Oregon (Flame)	16.15

44.	Timber Sale Contract No. 060063, dated May 17, 2004, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 436 acres (Chase Salvage)	23.1.106

46.	Timber Sale Contract No. 067058, dated November 8, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 1,197 acres (Monarch)	16.12

B-1

Annex C
Excluded Contracts

	Contract	Index #

15.	Timber Sale Contract No. 067256, dated December 19, 2002, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 1,100 acres located in Klamath County, Oregon (Flame)	16.15

16.	Timber Sale Contract No. 067058, dated November 8, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 1,197 acres (Monarch)	16.12

17.	Timber Sale Contract No. 067017, dated August 30, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 1,301 acres located in (Apple)	16.30

18.	Timber Sale Contract No. 060741, dated November 8, 1999, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 964 acres located in (Lox)	16.32

19.	Timber Sale Contract No. 067124, dated October 12, 2000, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 657 acres located in (Rosie)	16.34

20.	Timber Sale Contract No. 067140, dated November 14, 2000, between United States Department of Agriculture, Forest Service and Crown Pacific Ltd. Partnership – 992 acres located in (Oven)	16.35

21.	Timber Sale Contract No. 060063, dated May 17, 2004, between United States Department of Agriculture, Forest Service and Crown Pacific Limited Partnership – 436 acres (Chase Salvage)	23.1.106

22.

Schedule 2000-03, dated March 1, 2000, to Master Lease Agreement, dated July 23, 1998, between Lease Plan U.S.A., Inc. and Crown Pacific Limited Partnership—2000 Taylor THD 160 Pneumatic Diesel Lift Truck, serial #29001, unit #H501

		23.1.4.TTT

23.	Equipment Order, dated July 19, 1999, between Crown Pacific and Danka Imaging Company – Toshiba 2460, document feeder, duplex, paper bank, sorter	23.1.50.C

24.	Timber Deed, dated March 28, 2001, between Crown Pacific Limited Partnership and Rosboro Lumber Company – purchase of lodgepole pine logs; stumpage right of first refusal	16.6

25.	Lease Agreement No. 24308694, dated August 6, 1999, between Crown Pacific and Minolta Leasing Services (n/k/a Tokai Financial Services, Inc.) – Toshiba Digital 2460, document feeder, paper bank, duplex unit, sorter	23.1.36

C-1